UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 12, 2017 (Date of earliest event reported)

TOLL BROTHERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09186	23-2416878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Gibraltar Road

Horsham, PA 19044

(Address of principal executive offices and zip code)

(215) 938-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2017, Toll Brothers Finance Corp., Inc. (the “Issuer”), a wholly-owned subsidiary of Toll Brothers, Inc. (the “Company”), completed the public offering of an additional $150,000,000 aggregate principal amount of its previously established 4.875% Senior Notes due 2027 (the “Senior Notes”), guaranteed by the Company and certain of its subsidiaries. The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s universal shelf registration statement on Form S-3 (File No. 333-202046), as supplemented by the prospectus supplement dated June 7, 2017, previously filed with the Securities and Exchange Commission under the Securities Act.

The Senior Notes were issued (and the guarantees delivered) pursuant to an indenture (the “Base Indenture”), dated as of February 7, 2012, among the Issuer, the guarantors named therein, including the Company (collectively, the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented by the resolution authorizing the previously issued 4.875% Senior Notes due 2027, dated as of March 10, 2017 (the “Initial Authorizing Resolution”), and by the resolution authorizing the Senior Notes, dated as of June 12, 2017 (the “Authorizing Resolution” and, together with the Base Indenture and the Initial Authorizing Resolution, the “Indenture”). Copies of the Base Indenture, the Authorizing Resolution, and the form of Senior Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The description of the Indenture and the Senior Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and the form of Senior Note.

The Senior Notes are unsecured and unsubordinated obligations of the Issuer and rank equally and ratably with the other unsecured and unsubordinated indebtedness of the Issuer. The Senior Notes and the guarantee of the Company are structurally subordinated to the prior claims of creditors of non-guarantor subsidiaries of the Company.

The Senior Notes were issued at an issue price of 103.655% of principal plus an amount equal to accrued interest from, and including, March 10, 2017 to, but excluding, June 12, 2017. The Senior Notes and the Issuer’s previously issued $300,000,000 aggregate principal amount of 4.875% Senior Notes due 2027 will form a single series of securities under the Base Indenture (hereinafter referred to collectively as the “Notes”). The Issuer will pay interest on the Notes semi-annually in arrears on March 15 and September 15, beginning September 15, 2017, to holders of record on the preceding March 1 or September 1, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Notes will mature on March 15, 2027.

The Issuer may redeem the Notes in whole or in part at any time and from time to time prior to their stated maturity at the redemption prices set forth in the Initial Authorizing Resolution. In the event of a change of control repurchase event (as defined in the Indenture), the holders of the Notes may require the Issuer to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Notes are subject to certain customary covenants, including limitations on the ability of the Company and its subsidiaries, with exceptions, to incur debt secured by liens and to engage in sale and lease-back transactions.

Holders of the Notes may not enforce the Indenture or the Notes except as provided therein. In case an event of default (other than a default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing with respect to the Notes, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount of the Notes and interest, if any, accrued thereon to be due and payable immediately. If an event of default results from bankruptcy, insolvency or reorganization, all amounts due and payable on the Notes will automatically become and be immediately due and payable. Any event of default with respect to the Notes (except defaults in payment of principal of (or premium, if any, on) or interest, if any, on the Notes or a default in respect of a covenant or provision that cannot be modified without the consent of the holder of each outstanding Note) may be waived by the holders of at least a majority in aggregate principal amount of the Notes outstanding.

We intend to use the net proceeds from the offering of the Senior Notes for general corporate purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

In connection with the offering of the Senior Notes, the Company is filing the legal opinions relating to the offering as Exhibit 5.1 and 5.2 to this report.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

4.1*	Indenture, dated as of February 7, 2012, among Toll Brothers Finance Corp., Toll Brothers, Inc., the other guarantors named therein and The Bank of New York Mellon, as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed with the Securities and Exchange Commission on February 7, 2012.

4.2	Authorizing Resolution, dated as of June 12, 2017, relating to the additional $150,000,000 aggregate principal amount of 4.875% Senior Notes due 2027 of Toll Brothers Finance Corp. issued on June 12, 2017, guaranteed on a senior basis by Toll Brothers, Inc. and certain of its subsidiaries.

4.3	Form of Global Note for the Issuer’s 4.875% Senior Notes due 2027.

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of John McDonald, Senior Vice President, Chief Compliance Officer and General Counsel to Toll Brothers, Inc.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

23.2	Consent of John McDonald, Senior Vice President, Chief Compliance Officer and General Counsel to Toll Brothers, Inc. (included as part of Exhibit 5.2).

*	Previously filed.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

(Registrant)

By:	/s/ Joseph R. Sicree
Joseph R. Sicree
Senior Vice President and
Chief Accounting Officer

Date: June 12, 2017

Exhibit Index

4.1*	Indenture, dated as of February 7, 2012, among Toll Brothers Finance Corp., Toll Brothers, Inc., the other guarantors named therein and The Bank of New York Mellon, as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed with the Securities and Exchange Commission on February 7, 2012.

4.2	Authorizing Resolution, dated as of June 12, 2017, relating to the additional $150,000,000 aggregate principal amount of 4.875% Senior Notes due 2027 of Toll Brothers Finance Corp. issued on June 12, 2017, guaranteed on a senior basis by Toll Brothers, Inc. and certain of its subsidiaries.

4.3	Form of Global Note for the Issuer’s 4.875% Senior Notes due 2027.

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of John McDonald, Senior Vice President, Chief Compliance Officer and General Counsel to Toll Brothers, Inc.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

23.2	Consent of John McDonald, Senior Vice President, Chief Compliance Officer and General Counsel to Toll Brothers, Inc. (included as part of Exhibit 5.2).

*	Previously filed.